Subsequent Event	6 Months Ended
Jun. 30, 2025
Subsequent Event.
Subsequent Event

15. Subsequent Event

On July 1, 2025, the Group announced that Sanofi had exercised its option to select a third SAFEbody discovery program, utilizing the Group’s proprietary masking technology and antibody engineering expertise. The bispecific therapeutic, with undisclosed targets, will be engineered by the Group and induces an option exercise fee, as well as milestones and royalties as per the Sanofi Agreement entered in March 2022 as disclosed in Note 9.

In July 2025, the Company issued 1,062,500 Series A non-voting convertible preferred shares (the “Series A Preferred Shares”) to Sanofi Foreign Participations B.V.(“Sanofi B.V.”) with an aggregate purchase price of US$17.0 million, reflecting an as-converted price of US$2.0 per American depository share of the Company. The issuance of the Series A Preferred Shares is the first closing in connection with a securities purchase agreement signed between the Company and Sanofi B.V. (the “Securities Purchase Agreement”), under which Sanofi B.V. has agreed to make a strategic investment of up to US$25.0 million in Adagene in two closings. The first closing was completed in July 2025.

In July 2025, the Group entered into a partnering agreement (the “Conjugate Agreement”) with ConjugateBio Inc. (“Conjugate”) to develop novel antibody drug conjugates. Under the Conjugate Agreement, the Group will provide ConjugateBio with a proprietary antibody for use in partner companies’ bispecific ADC development programs.

In July 2025, the Group issued certain warrant to a consultant as compensation for the consultant’s services in the field of investor relations and business development services. Such warrant gives the consultant a right to purchase the Company’s ADSs at a specific price and within a certain time frame.